Item 1: Report to Shareholders

International Stock Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

During the past six months, non-U.S. stocks continued to set a blistering pace compared with their U.S. counterparts. Once again, emerging markets were the star performers as Latin America, developing Europe, and other regions prospered. European and Japanese stocks also delivered excellent returns among developed markets, as their strong currencies versus the sagging dollar enhanced returns for U.S. investors.

Your fund posted powerful absolute returns during the recent reporting period. In relative terms, fund performance trailed the MSCI EAFE Index during the past six months but was roughly in line with it over the 12-month period ended April 30, 2006. Fund results were somewhat behind the Lipper International Large-Cap Growth Funds Average during both periods. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) The major reason for the fund’s trailing results versus the index during the past six months was stock selection, which was relatively disappointing across the board.

MARKET REVIEW

International markets shrugged off higher energy prices and rising interest rates to generate solid gains over the past six months. After moderating in the fourth quarter of 2005, energy prices have remained persistently high since the beginning of 2006. Although there were no obvious signs of global inflation, central banks in the United States and the European Union raised interest rates to slow economic growth to a sustainable, noninflationary level. The Bank of Japan also ended its easy-money policy.

Among developed markets, Europe benefited from improving economic indicators, a strengthening euro, and increased merger and acquisition activity. Economic growth in France was better than expected, while surveys of the business climate in Germany and Italy were promising. Japan’s economic recovery gathered strength, and the decision by the Bank of Japan to end its five-year policy of monetary easing suggests confidence in Japan’s economic recovery.

Last year’s rally in emerging markets continued into January, stalled somewhat in February and March, then lifted off again in April. Eastern Europe and Latin America were the top-performing developing regions, but Asia also delivered solid gains. A major story unfolded in Brazil as the country’s finance minister resigned in March because of a corruption scandal. Investors focused on the likely direction of his replacement’s economic policy, but Brazilian stocks still delivered good results.

PORTFOLIO PERFORMANCE AND STRATEGY

A focus first and foremost on individual stock selection characterizes our investment approach. We have been largely unconcerned about our sector and geographical weightings and more disciplined about selecting stocks of companies in which we have a high level of conviction. That said, while your fund’s absolute performance was solid during the past six months and year, certain holdings hampered results relative to our major benchmarks. Japan’s AIFUL, the U.K.’s iSOFT Group, and Belgium’s SES Global performed below our expectations, but we remain sanguine about their prospects going forward. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents of the portfolio.)

Notwithstanding our focus on individual stock selection, our bottom-up approach drove us into financials—an unusual area for a growth-oriented portfolio since they tend to be considered value investments—simply because of our high conviction about many stocks in the sector. In fact, the portfolio is perhaps more growth-oriented now than in the past as we believe this is the correct approach at this time, and our focus has ensured investments only in areas where we see the strongest growth. Our relatively heavy weighting in financials helped absolute performance, since it was one of the strongest sectors during the period. In particular, portfolio performance benefited from the healthy returns of European banks, asset managers, and other financial institutions, including Italy’s UniCredito, Germany’s Commerzbank and Hypo Real Estate Holding, and Switzerland’s UBS. Increasingly, Europeans are faced with the prospect of saving for their own retirement just as in the U.S., and this changing dynamic boosted sector returns. Merger and acquisition activity also aided performance.

We were underweight in materials because we were somewhat surprised by the strength of the cycle, and we will continue to add to stocks in the sector despite higher valuations. While telecoms were weak overall, stock selection there was beneficial as Mexico’s America Movil continued to grow beyond even the most optimistic forecasts. Energy also contributed to fund results, with higher oil prices and increased production fueling Brazil’s Petroleo Brasileiro (Petrobras). Petrobras was one of the three top contributors to absolute performance, along with UBS and Commerzbank.

A key theme that emerged during the period was the increase in domestic demand in Japan and the rest of Asia. Previously, strength in the export sector had driven economic growth. As a result, we have been concentrating more on stocks likely to benefit from regional demand and deemphasizing export-driven companies. We trimmed our holdings in South Korea’s Hyundai Motor and Samsung Electronics and bought Taiwan Semiconductor Manufacturing and stocks of other companies positioned to capture this trend. Our mix between domestic demand and export-oriented Asian stocks is now about 50-50, whereas previously it had been roughly 70-30 in favor of the latter.

INVESTMENT OUTLOOK

Our outlook for international equities markets remains optimistic. The international economic growth pattern is fairly synchronized and somewhat behind the U.S. cycle, which allows for a greater margin of growth potential. Of greatest concern is the pattern of rising interest rates in most areas, which has the potential to temporarily deflect the markets from their upward trajectories. We believe the markets can live with gradual, predictable rate increases, but a sharp upward spike from current levels could trigger a short-term sell-off.

In Europe, recent surveys showing increased business and consumer confidence indicate that consumer demand appears to be gaining momentum, providing an alternative to export-driven growth. Corporate profits and cash flow are strong as companies benefit from restructuring and top-line growth. Companies have been raising dividends and buying back their shares, which should provide additional support. Further consolidation among utilities and financials could attract investor interest. European stocks still seem reasonably priced compared with U.S. equities.

Prospects for Japan appear encouraging despite consolidation earlier in the year. Shortages in the labor market are stimulating wage growth, which is reflected in higher retail sales and stronger credit growth. The recent decision by the Bank of Japan to end its injections of liquidity into the financial system marks another step toward the normalization of monetary policy. Consumer prices have been rising, but as long as interest rates do not go up precipitously, the stock market seems poised to continue rallying as the economy expands.

Emerging markets have already attracted more money in the first few months of 2006 than in the whole of 2005. Macroeconomic policies remain supportive of equities, and the quality of company management and governance is rising, which could benefit shareholders as companies pay more attention to increasing returns.

We have positioned the portfolio with approximately 120 stocks that represent our highest level of conviction and pared it of stocks about which we feel less optimistic. Our bottom-up stock-selection approach worked well through 2005—although the first quarter of 2006 caused us some problems. We believe that this discipline along with our growth-oriented bias will serve shareholders best over the long term. Overall, except for the concerns we have already addressed, we are optimistic about the prospects for continued gains in international markets and will maintain our focus on individual stocks in our effort to enhance shareholder value.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 19, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and the Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 13.87	$ 11.83	$ 10.66	$ 8.87	$ 10.65	$ 16.11
Investment activities						
Net investment income	0.09	0.19	0.15	0.14	0.11	0.29
Net realized and unrealized gain (loss)	2.77	2.00	1.18	1.76	(1.56)	(4.48)
Total from investment activities	2.86	2.19	1.33	1.90	(1.45)	(4.19)
Distributions						
Net investment income	(0.20)	(0.15)	(0.13)	(0.11)	(0.30)	(0.09)
Net realized gain	(0.04)	–	(0.03)	–	(0.03)	(1.18)
Total distributions	(0.24)	(0.15)	(0.16)	(0.11)	(0.33)	(1.27)
NET ASSET VALUE						
End of period	**$ 16.49**	**$ 13.87**	**$ 11.83**	**$ 10.66**	**$ 8.87**	**$ 10.65**
Ratios/Supplemental Data						
Total return^	**20.85%**	**18.66%**	**12.59%**	**21.69%**	**(14.19)%**	**(28.17)%**
Ratio of total expenses to average net assets	0.87%†	0.89%	0.92%	0.95%	0.92%	0.90%
Ratio of net investment income to average net assets	1.12%†	1.47%	1.22%	1.39%	0.96%	2.14%
Portfolio turnover rate	69.0%†	62.7%	28.2%	25.2%	21.6%	17.4%
Net assets, end of period (in millions)	$ 6,436	$ 5,284	$ 4,805	$ 4,874	$ 4,773	$ 6,370

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights — For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 13.79	$ 11.77	$ 10.63	$ 8.86	$ 10.66	$ 16.12
Investment activities						
Net investment income	0.08	0.17	0.14	0.12	0.10	0.29
Net realized and unrealized gain (loss)	2.74	1.99	1.15	1.76	(1.57)	(4.46)
Total from investment activities	2.82	2.16	1.29	1.88	(1.47)	(4.17)
Distributions						
Net investment income	(0.18)	(0.14)	(0.12)	(0.11)	(0.30)	(0.11)
Net realized gain	(0.04)	–	(0.03)	–	(0.03)	(1.18)
Total distributions	(0.22)	(0.14)	(0.15)	(0.11)	(0.33)	(1.29)
NET ASSET VALUE						
End of period	**$ 16.39**	**$ 13.79**	**$ 11.77**	**$ 10.63**	**$ 8.86**	**$ 10.66**
Ratios/Supplemental Data						
Total return^	**20.66%**	**18.49%**	**12.24%**	**21.49%**	**(14.37)%**	**(28.06)%**
Ratio of total expenses to average net assets	1.06%†	1.12%	1.14%	1.11%	1.15%	1.05%
Ratio of net investment income to average net assets	1.03%†	1.28%	1.03%	1.28%	0.82%	2.26%
Portfolio turnover rate	69.0%†	62.7%	28.2%	25.2%	21.6%	17.4%
Net assets, end of period (in thousands)	$ 71,531	$ 40,946	$ 30,329	$ 18,309	$ 10,207	$ 6,938

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.69	$ 11.73	$ 10.62	$ 8.88	$ 8.29
Investment activities					
Net investment income	0.05*	0.12*	0.13*	0.13*	–
Net realized and unrealized gain	2.74	1.98	1.13	1.72	0.59
Total from investment activities	2.79	2.10	1.26	1.85	0.59
Distributions					
Net investment income	(0.14)	(0.14)	(0.12)	(0.11)	–
Net realized gain	(0.04)	–	(0.03)	–	–
Total distributions	(0.18)	(0.14)	(0.15)	(0.11)	–
NET ASSET VALUE					
End of period	**$ 16.30**	**$ 13.69**	**$ 11.73**	**$ 10.62**	**$ 8.88**
Ratios/Supplemental Data					
Total return^	**20.55%***	**18.03%***	**11.97%***	**21.10%***	**7.12%**
Ratio of total expenses to average net assets	1.40%†*	1.40%*	1.40%*	1.40%*	1.22%†
Ratio of net investment income (loss) to average net assets	0.63%†*	0.94%*	0.50%*	0.82%*	(0.21)%†
Portfolio turnover rate	69.0%†	62.7%	28.2%	25.2%	21.6%
Net assets, end of period (in thousands)	$ 5,515	$ 3,783	$ 3,139	$ 216	$ 107

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 2.8%		
Common Stocks 2.8%		
AMP (1)	6,578,200	44,994
Brambles Industries (1)	3,248,900	27,525
Macquarie Infrastructure, Equity Units	10,700,300	29,000
Rio Tinto (1)	861,000	51,408
Transurban Group (1)	5,227,300	26,191
Total Australia (Cost $153,904)		179,118
AUSTRIA 3.2%		
Common Stocks 3.2%		
Erste Bank der Oesterreich Sparkasse (1)	1,954,027	118,647
Telekom Austria (1)	2,224,715	54,623
Wiener Staedtische Allgemeine AG (1)	536,900	34,416
Total Austria (Cost $185,473)		207,686
BELGIUM 1.4%		
Common Stocks 1.4%		
SES Global FDR	4,581,288	75,124
UCB (1)	274,798	14,160
Total Belgium (Cost $81,272)		89,284
BRAZIL 2.8%		
Common Stocks 2.8%		
Companhia Vale do Rio Doce ADR (USD) (1)	1,019,200	45,334
Petroleo Brasileiro (Petrobras) ADR (USD) (1)	1,224,631	108,857
Tele Norte Leste ADR (USD) (1)	1,571,400	28,568
Total Brazil (Cost $76,801)		182,759
CANADA 0.4%		
Common Stocks 0.4%		
Telus (Non-voting shares) (USD)	696,400	28,782
Total Canada (Cost $19,495)		28,782

DENMARK 0.9%

Common Stocks 0.9%

Novo Nordisk, Series B	850,744	55,280
Total Denmark (Cost $33,226)		55,280

EGYPT 0.3%

Common Stocks 0.3%

MobiNil	708,952	19,587
Total Egypt (Cost $24,414)		19,587

FINLAND 1.1%

Common Stocks 1.1%

Nokia (1)	3,115,132	70,980
Total Finland (Cost $3,634)		70,980

FRANCE 8.1%

Common Stocks 8.1%

AXA (1)(2)	1,657,225	60,856
Cap Gemini (2)	745,786	39,936
Electricite de France (2)	737,960	43,178
Legrand (2)	134,400	3,936
LVMH (1)	964,729	101,628
Pernod-Ricard	241,418	46,841
Societe Generale (1)	488,549	74,685
Television Francaise (1)	1,437,339	47,719
Total	402,824	111,464
Total France (Cost $321,167)		530,243

GERMANY 4.7%

Common Stocks 3.9%

Commerzbank (1)	2,210,000	91,645
Fresenius Medical Care	299,000	35,899

Hypo Real Estate Holding (1)	910,205	63,677
Praktiker Bau-und Heimwerkermaerkte (2)	2,003,300	59,985
		251,206
Preferred Stocks 0.8%		
ProSieben Sat Media (1)	1,947,879	53,899
		53,899
Total Germany (Cost $207,664)		305,105
GREECE 3.3%		
Common Stocks 3.3%		
Cosmote Mobile Communication	788,571	19,352
Hellenic Telecommunications (2)	2,940,690	65,854
National Bank of Greece	1,513,530	75,201
OPAP	1,384,600	51,212
Total Greece (Cost $162,730)		211,619
HONG KONG 0.3%		
Common Stocks 0.3%		
Esprit Holdings	2,599,500	20,821
Total Hong Kong (Cost $15,384)		20,821
INDIA 0.8%		
Common Stocks 0.8%		
Bharti Televentures (2)	3,044,000	28,427
I-Flex Solutions	972,286	26,105
Total India (Cost $36,833)		54,532
IRELAND 1.3%		
Common Stocks 1.3%		
Anglo Irish Bank	3,990,900	65,745
CRH	587,400	21,578

Total Ireland (Cost $66,872)		87,323

ITALY 7.7%

Common Stocks 7.7%

Banca Intesa S.p.A. (1)	9,306,800	51,752
Capitalia (1)	9,323,600	80,975
Eni S.p.A.	2,148,177	65,624
Mediaset	3,092,674	39,157
Mediobanca (1)	1,663,000	36,045
Mediolanum (1)	7,376,007	58,381
Toro Assicurazioni (1)	2,146,100	44,132
UniCredito (1)	16,604,840	125,138
Total Italy (Cost $382,918)		501,204

JAPAN 26.1%

Common Stocks 26.1%

AIFUL (1)	889,800	53,181
Astellas Pharma	773,000	32,272
Canon	422,600	32,352
Credit Saison (1)	773,400	40,582
Dai Nippon Printing	1,388,000	24,887
Fanuc	437,500	41,414
Honda	480,200	34,145
HOYA	1,157,900	46,916
Ibiden (1)	1,023,200	48,653
JSR (1)	932,600	28,771
Keyence (1)	224,200	58,880
Leopalace21	1,115,900	43,547
Marui	3,316,000	64,120
Mitsubishi	3,895,500	94,327
Mitsubishi Estate (1)	1,361,000	29,786
Mitsubishi UFJ Financial	5,244	82,503
Mitsui Fudosan (1)	3,611,000	80,932
Mitsui Trust Holdings	4,045,000	55,924

Nidec (1)	408,600	31,532
Nitto Denko	437,300	36,706
ORIX	243,890	73,312
Rakuten	77,030	62,287
Resona Holdings (1)	14,921	50,884
Secom	1,005,500	54,882
Sega Sammy Holdings	1,246,700	49,747
Seven & I	1,096,900	42,517
Shin-Etsu Chemical	893,200	51,657
SMC	167,200	25,424
Sony (1)	1,192,600	59,958
Sumitomo Mitsui Financial	11,460	125,906
T&D Holdings	451,600	34,651
Toyota Motor	1,298,300	75,998
USHIO (1)	1,207,700	27,864
Total Japan (Cost $1,136,716)		1,696,517

MEXICO 2.3%

Common Stocks 2.3%

America Movil ADR, Series L (USD)	1,653,600	61,034
Grupo Financiero Banorte (1)	15,068,500	39,199
Grupo Televisa ADR (USD)	1,149,600	24,372
Wal-Mart de Mexico, Series V	9,431,944	26,832
Total Mexico (Cost $62,363)		151,437

NETHERLANDS 1.0%

Common Stocks 1.0%

Koninklijke Numico (1)(2)	1,382,304	62,679
Total Netherlands (Cost $42,447)		62,679

SINGAPORE 1.1%

Common Stocks 1.1%

Chartered Semiconductor (2)	19,422,000	22,112

Starhub	17,570,000	24,894
Venture	2,962,000	25,292
Total Singapore (Cost $68,910)		72,298

SOUTH AFRICA 1.2%

Common Stocks 1.2%

ABSA	1,778,900	35,050
Naspers (N shares)	1,994,400	43,698
Total South Africa (Cost $51,283)		78,748

SOUTH KOREA 2.6%

Common Stocks 2.6%

Hyundai Motor	281,650	24,755
Kookmin Bank	444,100	39,786
KT Freetel	503,210	16,725
Lotte Shopping	60,850	25,419
Samsung Electronics	89,617	61,189
Total South Korea (Cost $104,648)		167,874

SPAIN 2.6%

Common Stocks 2.6%

Acciona	119,874	20,633
Antena 3 Television (1)	1,538,082	40,541
Cia Distrib Integral Logista (1)	817,200	48,485
Cintra Concesiones De Infraestructure (1)	1,094,737	14,856
Enagas (1)	2,130,300	46,899
Total Spain (Cost $143,150)		171,414

SWEDEN 1.0%

Common Stocks 1.0%

Assa-Abloy, Series B (1)	3,193,000	61,813

Total Sweden (Cost $62,168)		61,813

SWITZERLAND 8.0%

Common Stocks 8.0%

Credit Suisse (1)	783,640	49,181
Julius Baer (1)	514,000	49,236
Nestle (1)	81,527	24,844
Nobel Biocare (1)	218,022	53,836
Novartis (1)	1,863,258	106,804
Swiss Life Holding (2)	421,100	96,942
UBS (1)	1,199,949	142,109
Total Switzerland (Cost $329,009)		522,952

TAIWAN 0.7%

Common Stocks 0.7%

Hon Hai Precision	3,917,000	26,578
Taiwan Semiconductor Manufacturing ADR (USD)	1,830,300	19,182
Total Taiwan (Cost $43,454)		45,760

TURKEY 0.8%

Common Stocks 0.8%

Turkiye Garanti Bankasi	8,002,250	33,017
Turkiye Is Bankasi	2,559,700	21,510
Total Turkey (Cost $27,292)		54,527

UNITED KINGDOM 12.2%

Common Stocks 12.2%

AMVESCAP	6,984,100	76,280
Aviva	3,380,400	49,330
BP	4,138,558	51,007
Capita	7,533,400	63,923
Carnival	418,448	20,721
Friends Provident	13,386,410	47,983

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $5,867,208)	$ 7,820,882
Affiliated companies (cost $38,841)	38,841
Total investments in securities	7,859,723
Receivable for investment securities sold	92,676
Foreign currency (cost $18,203)	18,433
Dividends and interest receivable	17,375
Receivable for shares sold	9,601
Other assets	52,600
Total assets	8,050,408
Liabilities	
Obligation to return securities lending collateral	1,365,235
Payable for investment securities purchased	113,966
Investment management fees payable	3,432
Payable for shares redeemed	1,905
Due to affiliates	739
Other liabilities	52,256
Total liabilities	1,537,533
NET ASSETS	$ 6,512,875
Net Assets Consist of:	
Undistributed net investment income	$ 29,492
Undistributed net realized loss	(30,075)
Net unrealized gain	1,954,709
Paid-in capital applicable to 395,076,772 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	4,558,749
NET ASSETS	$ 6,512,875

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 4/30/06	Year Ended 10/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 33,061	$ 75,381
Net realized gain	393,157	836,835
Change in net unrealized gain (loss)	687,404	(40,148)
Increase in net assets from operations	1,113,622	872,068
Distributions to shareholders		
Net investment income		
Investor Class	(76,244)	(60,086)
Advisor Class	(569)	(374)
R Class	(39)	(38)
Net realized gain		
Investor Class	(15,249)	–
Advisor Class	(127)	–
R Class	(11)	–
Decrease in net assets from distributions	(92,239)	(60,498)
Capital share transactions*		
Shares sold		
Investor Class	680,819	772,359
Advisor Class	26,763	14,190
R Class	1,468	1,341
Distributions reinvested		
Investor Class	87,344	56,880
Advisor Class	605	331
R Class	51	38
Shares redeemed		
Investor Class	(627,929)	(1,155,217)
Advisor Class	(6,176)	(9,596)
R Class	(585)	(1,266)
Redemption fees received	166	183
Increase (decrease) in net assets from capital share transactions	162,526	(320,757)
Net Assets		
Increase during period	1,183,909	490,813
Beginning of period	5,328,966	4,838,153
End of period	**$ 6,512,875**	**$ 5,328,966**
Undistributed net investment income	29,492	73,283

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: the International Stock Fund original share class, referred to in this report as the Investor Class, offered since May 9, 1980, International Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and International Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $773,000 for the six months ended April 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class, Advisor Class, and R Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 16% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $1,303,279,000; aggregate collateral consisted of $1,365,235,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,178,303,000 and $2,013,402,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $406,219,000 of unused capital loss carryforwards, of which $155,386,000 expire in fiscal 2010, and $250,833,000 expire in fiscal 2011.

At April 30, 2006, the cost of investments for federal income tax purposes was $5,906,049,000. Net unrealized gain aggregated $1,954,709,000 at period-end, of which $2,006,205,000 related to appreciated investments and $51,496,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2006, the fund had $4,014,000 of capital loss carryforwards that expire in 2009, $47,921,000 that expire in 2010, and $19,295,000 that expire thereafter through 2013.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, at April 30, 2006, expenses previously reimbursed by the manager in the amount of $7,000 remain subject to repayment for the R Class. For the six months ended April 30, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $1,551,000 for T. Rowe Price Services, Inc., and $1,313,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2006, the fund was charged $52,000 for shareholder servicing costs related to the college savings plans, of which $40,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2006, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $312,000 of Spectrum Funds’ expenses and $733,000 of Retirement Funds’ expenses. Of these amounts, $770,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2006, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $2,073,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006 and October 31, 2005 was $38,841,000 and $114,754,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 513,763 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ANNUAL MEETING RESULTS

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006